RISKS AND UNCERTAINTIES	12 Months Ended
Jan. 02, 2016
Risks and Uncertainties [Abstract]
RISKS AND UNCERTAINTIES

23. RISKS AND UNCERTAINTIES

The Company is subject to risks and uncertainties inherent in the food processing industry, many of which are outside the Company’s control, including raw material, energy and fuel costs, interest rates and general economic conditions. Commodity-based raw materials, including beef, chicken and pork, flour, seasonings, soy, and corrugate represent a significant portion of the Company’s total annual expenditures. Unexpected or sustained increases in commodity prices underlying the Company’s primary raw materials could materially increase the Company’s cost of operations. Management continually monitors changes in the operating environment and takes action to mitigate the impact of adverse changes, including implementing price increases, productivity and cost savings initiatives and deferral or elimination of discretionary spend.